SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               December 20, 2001
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



        Tennessee                       01-12073                  62-1550848
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

I.  Lease Termination and TRS Restructuring with Prime

                  Under the federal REIT Modernization Act (the "RMA"), which became effective on January 1, 2001, Equity Inns, Inc. (the "Company") is permitted to lease its hotels to wholly-owned taxable REIT subsidiaries of the Company (the "TRS Lessees"). On December 20, 2001, the Company, Equity Inns Partnership, L.P. (the "Partnership") and certain of their subsidiaries and affiliates (collectively, the "ENN Entities") entered into a Master Lease Termination Agreement (the "Termination Agreement"), attached as Exhibit 10.1 hereto, with Prime Hospitality Corp. ("Prime") and certain other Prime subsidiaries and affiliates (collectively, the "Prime Entities").

                  The Termination Agreement provides for, among other things,
(i) the termination of the existing percentage leases between the ENN Entities and the Prime Entities (the "Percentage Leases") as to 19 AmeriSuites-brand hotels owned by the Company; (ii) the termination of existing lease guaranties by Prime (the "Guaranties"); and (iii) the termination of other agreements between the ENN Entities and the Prime Entities. Upon such terminations and effective as of January 1, 2002 (the "Effective Date"), the Company has entered into new leases with certain of its existing TRS Lessees. Under the RMA, the TRS Lessees are required to enter into management agreements with "eligible independent contractors" who will manage the hotels. As of the Effective Date, the TRS Lessees entered into new management agreements with certain Prime Affiliates as to such 19 AmeriSuites hotels.

                  Certain provisions of the Termination Agreement and related matters are summarized as follows:

          (a) Termination of Leases and Guaranties: In the Termination Agreement, the ENN Entities and the Prime Entities agreed that the Percentage Leases shall terminate as to all of the Company's 19 AmeriSuites-brand hotels leased to Prime and its affiliates as of the Effective Date. The Termination Agreement provides for mutual releases and discharges from certain obligations, claims and liabilities between the parties on the termination of the Percentage Leases for such hotels. However, on termination of the leases, each Prime Entity and each ENN Entity that had leased hotels under the Percentage Leases to the Prime Entities (an "ENN Lessor") remain liable (i) for all rent and indemnification obligations and liabilities under such leases which arise or accrue before the Effective Date and (ii) with respect to the terms of such leases which survive their termination. The ENN Lessors further agreed that each of the Guaranties shall terminate in full on the Effective Date. The Guaranties were replaced at the Effective Date by new guaranties executed by Prime for each of such 19 hotels.

          (b) Consents and Approvals: The Company and its subsidiaries have also received the required approvals and waivers from certain of the Company's lenders as to the effects of the Prime restructuring with the TRS Lessees, as well as the execution of modification agreements to the Company's loan agreements with such lenders. These modification agreements between the Company and its affiliates and such lenders are attached hereto as Exhibits 10.2 and 10.3.

          (c) New Percentage Leases: In addition, as of the Effective Date, the Company's existing Percentage Lease agreements with the Prime Entities were terminated, and new, consolidated Percentage Lease agreements took effect. The new form of Percentage Lease agreement is substantially in the form of the prior Percentage Lease agreements, except that, among other conforming changes, (i) all lessee performance standards applicable to the Prime lessees (previously found in Article 40) have been deleted in full; (2) certain provisions relating to potential purchase by the Prime lessees of the leased property from the applicable Equity Inns lessor limited partnerships (previously found in Article
18) have been deleted in full; (3) certain tax provisions pertaining to the RMA and the TRS Lessees' elections to be treated as "taxable REIT subsidiaries" under the RMA have been added; and (4) rights formerly given to the Equity Inns lessor limited partnerships as to purchase of the assets of the Prime lessees and rights of first offer (previously found in Articles 37 and 42) have been deleted in full. The new form of consolidated Percentage Lease applicable to the 19 AmeriSuites hotels as of the Effective Date is attached as Exhibit 10.4 hereto.

          (d) Management Agreements: As of the Effective Date and in connection with the lease terminations, the TRS Lessees entered into management agreements, substantially in the form attached as Exhibit 10.5 hereto, with certain of the Prime Entities for the Company's 19 AmeriSuites-brand hotels. The terms of the management agreements for the hotels will expire with respect to 10 of the 19 hotels on December 31, 2007, and with respect to the balance of 9 hotels on June 30, 2008.





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(c) Exhibits


10.1-- Master Lease Termination Agreement dated as of December 20, 2001, by and among Equity Inns, Inc., Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., EQI Financing Partnership II, L.P., EQI Financing Partnership V, L.P., EQI/WV Financing Partnership, L.P., ENN Leasing Company, Inc., ENN Leasing Company II, L.L.C., ENN Leasing Company V, L.L.C., Prime Hospitality Corp., Oradell Holding Corp., Wayne Holding Corp, and Caldwell Holding Corp.

10.2* -- Loan Affirmation and Modification Agreement dated as of January 9, 2002 by and among EQI Financing Partnership II, L.P., EQI/WV Financing Partnership, L.P., EQI Financing Partnership V, L.P., ENN Leasing Company II, L.L.C., ENN Leasing Company V, L.L.C., Equity Inns Partnership, L.P., Equity Inns, Inc., Equity Inns Trust, Norwest Bank Minnesota, National Association, as trustee, and LaSalle Bank National Association, as trustee

10.3 -- Waiver and Amendment to Credit Agreement dated as of December 4, 2001 among Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., Bank One, NA, Credit Lyonnais New York Branch, Bank of America, N.A., National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Association (incorporated by reference to
          Exhibit 10.1 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the SEC on December 12, 2001)

10.4*--   Form of Consolidated Lease Agreement, effective as of January 1, 2002

10.5*  -- Form of Management Agreement between certain subsidiaries of Equity
          Inns TRS Holdings, Inc., as lessees, and certain affiliates of Prime Hospitality Corp., effective as of January 1, 2002

99.1* --  Press release of Equity Inns, Inc. dated January 7, 2002

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*Filed herewith.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY INNS, INC.




January 25, 2002                /s/Donald H. Dempsey
                                -------------------------------------
                                Donald H. Dempsey
                                Executive Vice President, Secretary,
                                Treasurer and Chief Financial Officer

                                List of Exhibits



10.1 -- Master Lease Termination Agreement dated as of December 20, 2001, by and among Equity Inns, Inc., Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., EQI Financing Partnership II, L.P., EQI Financing Partnership V, L.P., EQI/WV Financing Partnership, L.P., ENN Leasing Company, Inc., ENN Leasing Company II, L.L.C., ENN Leasing Company V, L.L.C., Prime Hospitality Corp., Oradell Holding Corp., Wayne Holding Corp, and Caldwell Holding Corp.

10.2* -- Loan Affirmation and Modification Agreement dated as of January 9, 2002 by and among EQI Financing Partnership II, L.P., EQI/WV Financing Partnership, L.P., EQI Financing Partnership V, L.P., ENN Leasing Company II, L.L.C., ENN Leasing Company V, L.L.C., Equity Inns Partnership, L.P., Equity Inns, Inc., Equity Inns Trust, Norwest Bank Minnesota, National Association, as trustee, and LaSalle Bank National Association, as trustee

10.3 -- Waiver and Amendment to Credit Agreement dated as of December 4, 2001 among Equity Inns Partnership, L.P., Equity Inns/West Virginia Partnership, L.P., Bank One, NA, Credit Lyonnais New York Branch, Bank of America, N.A., National Bank of Commerce, AmSouth Bank and Union Planters Bank, National Association (incorporated by reference to
          Exhibit 10.1 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the SEC on December 12, 2001)

10.4* --  Form of Consolidated Lease Agreement, effective as of January 1, 2002

10.5* -- Form of Management Agreement between certain subsidiaries of Equity Inns TRS Holdings, Inc., as lessees, and certain affiliates of Prime Hospitality Corp., effective as of January 1, 2002

99.1* --  Press release of Equity Inns, Inc. dated January 7, 2002

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*Filed herewith.








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